                              FOUNTAIN VIEW, INC.
                      FIRST AMENDMENT TO CREDIT AGREEMENT

     This First Amendment to Credit Agreement (herein, the "Amendment") is entered into as of October 6, 1998, among Fountain View, Inc., a Delaware corporation, the Banks party hereto, and Bank of Montreal as Agent for the Banks.

                            PRELIMINARY STATEMENTS

     A. The Borrower, the Banks, and the Agent entered into a certain Credit Agreement, dated as of April 16, 1998 (herein, the "Credit Agreement"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     B. The Borrower used proceeds of certain Loans under the Credit Agreement for the acquisition of the Texas Real Property referred to below, and to pay costs and expenses related to such acquisition, and now desires to refinance such Indebtedness for Borrowed Money with proceeds of the Mortgage Refinancing Loans referred to below.

     C. The Borrower has therefore requested that the one or more of the Banks extend $5,000,000 of Mortgage Refinancing Loans to the Borrower and to make certain other amendments to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

     D. It is intent of the Borrower, the Banks and the Agent that proceeds of the Mortgage Refinancing Loans used in accordance with clause B above constitute Permitted Refinancing Indebtedness as such term is defined in the Subordinated
Note Indenture.

     E. The Borrower and the Banks wish to amend the Credit Agreement to add Balanced High-Yield Fund II Ltd., as a Bank.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

          1.1. Section 1.3 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          Section 1.3. Term Loan Commitments. On or about April 16, 1998, term loans in the aggregate principal amount of $85,000,000 were made available to the Borrower by the Banks (herein, the "Original Term Loan Commitments") and are currently owing to the Banks in the amounts set forth on Schedule I attached hereto (individually an "Original Term Loan" and collectively the "Original Term Loans"). Subject to the terms and conditions hereof, certain Banks, by their acceptance hereof, severally agree to make mortgage refinancing loans (individually a "Mortgage Refinancing Loan" and collectively the "Mortgage Refinancing Loans"; the Original Term Loans and the Mortgage Refinancing Loans being hereinafter referred to collectively as the "Term Loans" and individually as a "Term Loan") to the Borrower, with each Mortgage Refinancing Loan to be in the amount of the Mortgage Refinancing Commitment of the relevant Bank as set forth on Schedule I attached hereto (individually a "Mortgage Refinancing Commitment" and collectively the "Mortgage Refinancing Commitments"; the Original Term Loan Commitments and the Mortgage Refinancing Commitments being referred to herein collectively as the "Term Loan Commitments"). The Mortgage Refinancing Loans shall be made, if at all, on or before October 16, 1998, at which time Mortgage Refinancing Commitments of the relevant Banks shall expire. The Mortgage Refinancing Loans shall be advanced in a single Borrowing and shall be made by the Banks in accordance with their respective Mortgage Refinancing Commitments. Not less than $4,000,000 of the proceeds of the Mortgage Refinancing Loans shall be used to refinance the Obligations incurred by the Borrower under the Revolving Credit in connection with its purchase of the real estate commonly known as Southern Manner Nursing Center, Hallettsville, Texas and Oakland Manor Nursing Center, Giddings, Texas (collectively, the "Texas Real Property"). As provided in Section 1.6(a) hereof, the Borrower may elect that the Term Loans (whether advanced as an Original Term Loan or as a Mortgage Refinancing Loan) be outstanding as Base Rate Loans or Eurodollar Loans. As provided in Sections 1.8(b) and 1.8(c), the Term Loans shall mature in installments as therein provided. No amount repaid or prepaid on any Term Loan may be borrowed again.

          1.2. Clause (a), (b), and (c) of Section 1.7 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

               (a) any Interest Period for a Borrowing of Revolving Loans consisting of Base Rate Loans that otherwise would end after the Revolving Credit Termination Date shall end on the Revolving Credit Termination Date, and any Interest Period for a Borrowing of Term Loans consisting of Base Rate Loans that otherwise would end after the final maturity date of the relevant Term Loans shall end on the final maturity date of such Term Loans;

               (b) no Interest Period with respect to any portion of the relevant Term Loans shall extend beyond the final maturity date of such Term Loans, and no Interest Period with respect to any portion of the

          Revolving Loans shall extend beyond the Revolving Credit Termination Date;

               (c) no Interest Period with respect to any portion of the relevant Term Loans consisting of Eurodollar Loans shall extend beyond a date on which the Borrower is required to make a scheduled payment of principal on such Term Loans, unless the sum of (a) the aggregate principal amount of relevant Term Loans that are Base Rate Loans plus (b) the aggregate principal amount of relevant Term Loans that are Eurodollar Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount to be paid on such Term Loans on such payment date;

          1.3. Section 1.8(b) of the Credit Agreement shall be amended and restated in its entirety, and a new Section 1.8(c) shall be added to the Credit Agreement, each of which shall read as follows:

               (b) Scheduled Payments of Original Term Loans. The Borrower shall make principal payments on the Original Term Loans in installments on the last day of each March, June, September and December in each year, commencing with the calendar quarter ending June 30, 1999, with the amount of each such installment to equal to the amount set forth in Column B below opposite the relevant due date as set forth in Column A below:

                                                    COLUMN B
                 COLUMN A                  SCHEDULED PRINCIPAL PAYMENT
               PAYMENT DATE                ON THE ORIGINAL TERM LOANS

                 06/30/99                        $1,250,000.00
                 09/30/99                        $1,250,000.00
                 12/31/99                        $1,250,000.00
                 03/31/00                        $1,250,000.00
                 06/30/00                        $2,500,000.00
                 09/30/00                        $2,500,000.00
                 12/31/00                        $2,500,000.00
                 03/31/01                        $2,500,000.00
                 06/30/01                        $5,000,000.00
                 09/30/01                        $5,000,000.00
                 12/31/01                        $5,000,000.00
                 03/31/02                        $5,000,000.00
                 06/30/02                        $5,625,000.00
                 09/30/02                        $5,625,000.00
                 12/31/02                        $5,625,000.00
                 03/31/03                        $5,625,000.00

                 06/30/03                        $6,875,000.00
                 09/30/03                        $6,875,000.00
                 12/31/03                        $6,875,000.00

          with a final payment of both principal and interest not sooner paid on the Original Term Loans due and payable on March 31, 2004, the final maturity thereof. Each such principal payment shall be applied to the Banks holding the Term Notes evidencing the Original Term Loans pro rata based on the principal amounts thereof.

               (c) Scheduled Payments of Mortgage Refinancing
          Loans. Each Mortgage Refinancing Loan shall mature and become due and payable by the Borrower on April 17, 2004, the final maturity thereof.

          1.4. The last two sentences of Section 1.9(a) of the Credit Agreement shall be amended and restated in their entirety to read as follows:

          No amount of any Term Loans paid or prepaid may be reborrowed. The amount of each prepayment of the relevant Term Loans shall be applied on a ratable basis among all remaining payments on such Term Loans based on the principal amounts thereof.

          1.5. Section 1.11(b) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

               (b) The Original Term Loans made to the Borrower by a Bank shall be evidenced by a single promissory note of the Borrower issued to such Bank in the form of Exhibit E-l hereto. The Mortgage Refinancing Loans made to the Borrower by a Bank shall be evidenced by a single promissory note of the Borrower issued to such Bank in the form of Exhibit E-2 hereto. Each such promissory note is hereinafter referred to as a "Term Note" and collectively such promissory notes are referred to as the "Term Notes."

          1.6. Clause (a) of Section 4.1 of the Credit Agreement shall be corrected by deleting the phrase "Liens need be granted" appearing at the beginning thereof and inserting the phrase "Liens need not be granted" in lieu thereof.

          1.7. Clause (c)(i) of Section 4.1 of the Credit Agreement shall be corrected by deleting the word "Lenders" appearing therein and inserting the word "Banks" in lieu thereof.

          1.8. The definition of "Applicable Margin" appearing in Section 5.1 of the Credit Agreement shall be amended by adding at the end thereof the following additional sentence:

          In addition, the Applicable Margin for any portion of the Mortgage Refinancing Loans from time to time outstanding (whether outstanding as Base Rate Loans or Eurodollar Loans) shall bear an additional interest rate margin of .50% per annum.

          1.9. The definition of Commitments appearing in Section 5.1 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          "Commitments" means the Revolving Credit Commitments, the L/C Commitment, and the Term Loan Commitments. The Commitments of each Bank shall be the amount specified therefor on Schedule I attached hereto and made a part hereof (as the same shall be deemed amended after giving effect to Section 12.12 hereof), as reduced from time to time pursuant hereto.

          1.10. The definition of "Term Loan Commitment" and "Term Loan Percentage" appearing in Section 5.1 of the Credit Agreement shall each be amended and restated in their entirety to read as follows:

          "Term Loan Commitments" is defined in Section 1.3 hereof, and includes the Original Term Loan Commitments and the Mortgage Refinancing Commitments.

          "Term Loan Percentage" means, for each Bank, the percentage held by such Bank of the aggregate principal amount of all Term Loans (whether funded as part of the Original Term Loans or the Mortgage Refinancing Loans) then outstanding.

          1.11. Section 5.1 of the Credit Agreement shall be further amended by adding definitions of "Original Term Loans", "Original Term Loan Commitments", "Mortgage Refinancing Loans", and "Mortgage Refinancing Commitments" which shall read as follows:

          "Original Term Loans" is defined in Section 1.3 hereof.

          "Original Term Loan Commitments" is defined in Section 1.3 hereof.

          "Mortgage Refinancing Loans" is defined in Section 1.3 hereof.

          "Mortgage Refinancing Commitments" is defined in
          Section 1.3 hereof.

          1.12. Section 6.4 of the Credit Agreement shall be amended by adding the following sentence at the end thereof:

          The Borrower shall use at least $4,000,000 of the proceeds of the Mortgage Refinancing Loans to refinance Obligations incurred by the Borrower under the Revolving Credit in connection with its purchase of the Texas Real Property.

          1.13. Section 12.1(b) of the Credit Agreement shall be amended by adding at the end thereof the following additional sentence:

          If a Bank is unable to deliver a Form 1001 or Form 4224 but claims exemption from United States withholding tax under
          Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", such Bank shall provide to the Borrower and the Agent within the time period set forth above a Form W-8 or any successor form prescribed by the Internal Revenue Service, together with a certificate representing that such Bank is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code) and such other forms or certificates as the Borrower or the Agent may reasonably request establishing such Bank's exemption from United States withholding tax.

          1.14. Section 12.12 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

          Section 12.12. Assignment Agreements. (a) Each Bank shall have the right at any time, with the prior consent of the Agent and, so long as no Event of Default then exists, the Borrower (which consent of the Borrower shall not be unreasonably withheld) to sell, assign, transfer or negotiate all or any part of its rights and obligations under the Loan Documents (including, without limitation, the indebtedness evidenced by the Notes held by such assigning Bank, together with an equivalent percentage of its obligation to make Loans and participate in L/Cs) to one or more commercial banks or other financial institutions or investors, provided that, unless otherwise agreed to by the Agent, such assignment shall be of a fixed percentage (and not by its terms of varying percentage) of the assigning Bank's rights and obligations under the Loan Documents; provided, however, that in order to make any such assignment (i) unless the assignee Bank is assigning all of its Commitments, outstanding Loans and Reimbursement Obligations, the assigning Bank shall retain at least $5,000,000 in outstanding Loans, interests in Letters of Credit and unused Commitments, (ii) the assignee bank shall have outstanding Loans, interests in Letters of Credit and unused Commitments of at least $5,000,000, (iii) each such assignment shall be evidenced by a written agreement (substantially in the form attached hereto as Exhibit G or in such other form acceptable to the Agent) executed by such assigning Bank, such assignee bank or banks, the Agent and, if required as provided above, the Borrower, which agreement shall specify in each instance the portion of the Obligations which are to be assigned to the assignee bank and the portion of the Commitments of the assigning Bank to be assumed by the assignee bank or banks, and (iv) the assigning Bank shall pay to the Agent a processing fee of $3,500 and any out-of-pocket attorneys' fees and expenses incurred by the Agent in connection with any such assignment agreement. Any such assignee shall become a Bank for all purposes hereunder to the extent of the rights and obligations under the Loan Documents it assumes and the assigning Bank shall be released from its obligations, and will have released its rights, under the Loan Documents to the extent of such assignment. The Borrower authorizes each Bank to disclose to any purchaser or prospective purchaser of an interest in the Loans and Reimbursement Obligations owed to it or its Commitments under this Section any financial or other information pertaining to the Borrower. Promptly upon the effectiveness of any such assignment agreement, the Borrower shall execute and deliver replacement Notes to the assigning Bank and the assignee Bank in the respective amounts of their Commitments (or assigned principal amounts, as applicable) after giving effect to the reduction occasioned by such assignment (all such Notes to constitute "Notes" for all purposes of this Agreement and the other Loan Documents) and the assigning Bank shall surrender to the Borrower its old Notes.

               (b) Any Bank may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement to secure obligations of such Bank, including any such pledge or grant to a Federal Reserve Bank, and this Section shall not apply to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Bank from any of its obligations hereunder or substitute any such pledgee or secured party for such Bank as a party hereto; provided further, however, that the right of any such pledgee or grantee (other than any Federal Reserve Bank) to further transfer all or any portion of the rights pledged or granted to it, whether by means of foreclosure or otherwise, shall be at all times subject to the terms of this Agreement.

          1.15. The Credit Agreement shall be amended by adding at the end thereof a Schedule I which shall read as set forth on Schedule I attached hereto and made a part hereof.

          1.16. Exhibit E to the Credit Agreement shall be deleted and a new Exhibit E-1 and Exhibit E-2 shall be inserted in lieu thereof which shall read as set forth on Exhibits E-1 and E-2 attached hereto.

          1.17. The term "Bank" or "Banks" as defined in the Credit Agreement shall mean and include the Banks currently a party to the Credit Agreement and also Balanced High-Yield Fund II Ltd.

SECTION 2. CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          2.1. The Borrower, the Agent, and each of the Banks shall have executed and delivered this Amendment.

          2.2. The Agent shall have received for each of the Banks replacement Revolving Notes and Term Notes evidencing the Loans made or to be made by such Banks in the amounts set forth on Schedule I attached hereto and otherwise in compliance with the provision of Section 1.11 hereof.

          2.3. The Borrower shall execute and deliver, or cause the relevant Subsidiaries to execute and deliver, in favor of the Agent for the benefit of the Banks mortgage liens on the real estate commonly known as Southern Manor Nursing Center, Hallettsville, Texas, and Oakland Manor Nursing Center, Giddings, Texas, pursuant to one or more deeds of trust in form and substance satisfactory to the Agent.

          2.4. The Agent shall have received for each Bank copies of resolutions of the Borrower's Board of Directors authorizing the execution, delivery, and performance of this Amendment and of resolutions of the Board of Directors of the Borrower and its Subsidiaries authorizing the execution, delivery, and performance of the other Loan Documents to be executed by them pursuant to the terms hereof, in each case certified to by its Secretary or Assistant Secretary.

          2.5. The Agent shall receive for the Banks making the Mortgage Refinancing Loans hereunder such fees, if any, agreed to by the Borrower and the Agent and such Banks.

          2.6. Each Subsidiary shall have executed its acknowledgement and consent to this Amendment in the space provided for that purpose below.

          2.7. The Agent shall have received for each Bank the favorable written opinion of counsel to the Borrower and its Subsidiaries, in form and substance reasonably satisfactory to the Agent.

          2.8. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

     Within 90 days of the date of this Amendment, the Borrower shall provide to the Agent environmental assessment reports (and reliance letters), surveys, local counsel opinions, and lenders title insurance policies on such properties in form and substance satisfactory to the Agent (the parties acknowledging and agreeing that only Phase I environmental assessment shall be required unless such Phase I environmental assessments reveal the potential existence of environmental issues that pose a threat to health and safety or the use of the premises in question for its intended purposes or which would materially detract from the overall value of the real property to be mortgaged (in which case further environmental tests and remediation may be required by the Agent or the Required Banks)) for the two properties referred to in Section 2.3 above. The Borrower's failure to comply with the foregoing conditions subsequent within the time period set forth above shall constitute an "Event of Default" under the Credit Agreement.

SECTION 3. REPRESENTATIONS.

     In order to induce the Banks to execute and deliver this Amendment, the Borrower hereby represents to the Agent and the Banks that as of the date hereof the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Banks) and the Borrower and its Subsidiaries are in compliance with all of the terms and conditions of the Credit Agreement and the other Loan Documents and no Default or Event of Default has occurred and is continuing or shall result after giving effect to this Amendment. Without limiting the foregoing, the Borrower hereby represents to the Agent and the Banks that the Mortgage Financing Loans, when issued, will constitute "Senior Debt", as defined in the Indenture dated as of April 16. 1998, relating to the Fountain View, Inc. Series A and Series B
11 1/4% Senior Subordinated Notes Due 2008 (the "Indenture"), permitted by the Indenture, and the issuance of the Mortgage Refinancing Loans, and the granting of collateral security therefor, will not conflict with or create a default under the Indenture.

SECTION 4. MISCELLANEOUS.

     4.1. The Borrower has heretofore executed and delivered to the Agent and the Banks certain of the Collateral Documents. The Borrower hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Banks thereunder, the obligations of the Borrower thereunder, and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired, or discharged hereby. The Borrower hereby acknowledges and agrees that the Mortgage Refinancing Loans made hereunder constitute Obligations secured by each of the Collateral Documents, including each of the Mortgages. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment and the making of the Supplemental Term Loans hereunder.

     4.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.3 By signing below, each Bank hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Banks pursuant to the terms thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Bank.

     4.4. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution, and delivery of this Amendment and the other instruments and documents to be executed and delivered in connection herewith, including the fees and expenses of counsel for the Agent.

     4.5. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.


                           (SIGNATURE PAGES TO FOLLOW]

This First Amendment to Credit Agreement is dated as of October 6, 1998.
                                   FOUNTAIN VIEW, INC


                                   By   /s/ Robert Snukal
                                      ---------------------------------
                                      Name   Robert Snukal
                                          ------------------------------
                                      Title  President
                                           -----------------------------

Accepted and agreed to as of the day and year last above written.


                                   BANK OF MONTREAL, in its individual capacity
                                      as a Bank and as Agent

                                   By    /s/ John T. Mead. Jr.
                                      ----------------------------------
                                      Name   JOHN T. MEAD. JR.
                                          ------------------------------
                                      Title  DIRECTOR
                                           -----------------------------

                                   PARIBAS (formerly known as Banque Paribas)

            /s/ Clare Bailhe       By   /s/ Sean T. Conlon
               Clare Bailhe           ----------------------------------
               Director               Name   Sean T. Conlon
        [SIGNATURE APPEARS HERE]          ------------------------------
                                      Title  Director
                                           -----------------------------

                                   UNION BANK OF CALIFORNIA

                                   By   /s/ Stephen W. Dunne
                                      ----------------------------------
                                      Name Stephen W. Dunne
                                          ------------------------------
                                      Title  Vice President
                                           -----------------------------

                                    HELLER FINANCIAL, INC.

                                   By  /s/ Andrew W. Chidester
                                      ----------------------------------
                                      Name  Andrew W. Chidester
                                          ------------------------------
                                      Title  AVP
                                           -----------------------------

                                   FINOVA CAPITAL CORPORATION

                                   By [SIGNATURE APPEARS HERE]
                                      ----------------------------------
                                      Name
                                          ------------------------------
                                      Title
                                           ------------------

                                          PILGRIM AMERICA PRIME RATE TRUST
                                          By: PILGRIM AMERICA INVESTMENTS, INC.
                                          as its Investment Manager

                                          By  /s/ Michael Prince
                                            -------------------------------
                                            Name Michael Prince, CFA
                                                ---------------------------
                                            Title Vice President
                                                 --------------------------

                                          BHF-BANK AKTIENGESELLSCHAFT

                                          By /s/ Dan Dobrjanskyj
                                            -------------------------------
                                            Name      Dan Dobrjanskyj
                                                ---------------------------
                                            Title Assistant Vice President
                                                 --------------------------

                                          By  /s/ Hans J. Scholz
                                            -------------------------------
                                            Name        Hans J. Scholz
                                                ---------------------------
                                            Title  Assistant Vice President
                                                 --------------------------

                                          BALANCED HIGH-YIELD FUND II LTD.
                                          By BHF-BANK Aktiengesellschaft,
                                             acting through its New York Branch,
                                             as attorney-in-fact

                                          By  /s/ Dan Dobrjanskyj
                                            -------------------------------
                                            Name       Dan Dobrjanskyj
                                                ---------------------------
                                            Title  Assistant Vice President
                                                 --------------------------

                                          By  /s/ Hans J. Scholz
                                            -------------------------------
                                            Name        Hans J. Scholz
                                                ---------------------------
                                            Title  Assistant Vice President
                                                 --------------------------

                           ACKNOWLEDGEMENT AND CONSENT

     The undersigned, being all of the Subsidiaries of Fountain View, Inc., have heretofore executed and delivered to the Agent and the Banks one or more Guaranties and Collateral Documents. Each of the undersigned hereby consents to the Amendment to the Credit Agreement as set forth above and confirms that its Guaranty and Collateral Documents, and all of its obligations thereunder, remain in full force and effect and, without limiting the foregoing, acknowledges and agrees that the Supplemental Term Loans constitute Obligations guaranteed by, or otherwise secured by, the Loan Documents executed by it, including each of the Mortgages. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Loan Documents referred to above.

"GUARANTORS"

FOUNTAIN VIEW HOLDINGS, INC.           LOCOMOTION THERAPY, INC.
LOCOMOTION HOLDINGS, INC.              ON-TRACK THERAPY CENTER, INC.
FOUNTAIN VIEW MANAGEMENT, INC.
SYCAMORE PARK CONVALESCENT HOSPITAL
AIB CORP.                              By /s/ Robert Snukal
                                         ------------------------------
ELMCREST CONVALESCENT HOSPITAL            Name:  Robert M. Snukal
BRIER OAK CONVALESCENT, INC.              Title:   Chief Executive Officer
BIA HOTEL CORP.
RIO HONDO NURSING CENTER               SUMMIT CARE TEXAS, L.P.
FOUNTAINVIEW CONVALESCENT HOSPITAL
ALEXANDRIA CONVALESCENT HOSPITAL,      By: Summit Care Management Texas, Inc.,
  INC.                                     in its capacity as general partner
I.'N O., INC.
SUMMIT CARE CORPORATION
SUMMIT CARE-CALIFORNIA, INC.               By /s/ Robert Snukal
SUMMIT CARE-TEXAS NO. 2, INC.               ---------------------------
SUMMIT CARE-TEXAS NO. 3, INC.               Robert M. Snukal, President
SUMMIT CARE PHARMACY, INC.
SKILLED CARE NETWORK                   By: Summit Care Texas Equity, Inc., in
SUMMIT CARE TEXAS EQUITY, INC.            its capacity as limited partner
SUMMIT CARE MANAGEMENT TEXAS, INC.
SNF PHARMACY, INC.
FV-SCC ACQUISITION CORP.                  By   /s/ Robert Snukal
                                             ---------------------------
                                             Robert M. Snukal, President


By. /s/ Robert Snukal
   --------------------------------
   Name:     Robert M. Snukal
   Title:    President

                                  SCHEDULE I

               AGGREGATE COMMITMENTS AND OUTSTANDING TERM LOANS

                                                                      MORTGAGE
                             REVOLVING CREDIT    ORIGINAL TERM       REFINANCING
   NAME OF BANK                 COMMITMENT        LOAN AMOUNT        COMMITMENT

Bank of Montreal              $ 6,521,739.13    $18,478,260.87               .00

Paribas                       $ 3,913,043.48    $11,086,956.52               .00

Union Bank of California      $ 5,043,478.26    $16,956,521.74               .00

Heller Financial, Inc.        $ 3,913,043.48    $11,086,956.52               .00

Finova Capital Corporation    $ 8,000,000.00    $ 5,000,000.00     $1,000,000.00

BHF-Bank                      $ 2,608,695.65    $ 7,391,304.35     $         .00
Aktiengesellschaft

Balanced High-Yield Fund                 .00               .00     $4,000,000.00
II Ltd.

Pilgrim America Prime Rate
Trust                                    .00    $15,000,000.00               .00
                              --------------    --------------    --------------

 TOTAL                        $30,000,000.00    $85,000,000.00     $5,000,000.00

                                   EXHIBIT E-1

                                    TERM NOTE

U.S. $ -----------------                                ------------, 19---

     FOR VALUE RECEIVED, the undersigned, FOUNTAIN VIEW, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _______________________ (the "Bank") at the principal office of Bank of Montreal, as Agent, in Chicago, Illinois, in immediately available funds, the principal sum of ____________________ Dollars ($_______ ) or, if less, the aggregate unpaid principal amount of the Original Term Loan made or maintained by the Bank to the Borrower pursuant to the Credit Agreement, in consecutive quarter-annual principal installments in the amounts called for by Section 1.8(b) of the Credit Agreement, commencing on June 30, 1999, and continuing on the last day of each June, September, December and March occurring thereafter, together with interest on the principal amount of such Original Term Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement, except that all principal and interest not sooner paid on the Original Term Loan evidenced hereby shall be due and payable on March 31, 2004, the final maturity date hereof.

     The Bank shall record on its books or records or on a schedule attached to this Note, which is a part hereof, the Original Term Loan made or maintained by it pursuant to the Credit Agreement, together with all payments of principal and interest and the principal balances from time to time outstanding hereon, whether the Original Term Loan is a Base Rate Loan or a Eurodollar Loan, the interest rate and Interest Period applicable thereto, provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on a schedule to this Note, shall be prima facie evidence of the same, provided, however, that the failure of the Bank to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay the Original Term Loan made to it pursuant to the Credit Agreement together with accrued interest thereon.

     This Note is one of the Term Notes referred to in the Credit Agreement dated as of April 16, 1998, among the Borrower, Bank of Montreal, as Agent, and the Banks party thereto (the "Credit Agreement"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

     Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof (in each case without premium or penalty except as otherwise set forth in the Credit Agreement), all in the events, on the terms and in the manner as provided for in the Credit Agreement.

     The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                    FOUNTAIN VIEW, INC.


                                    By
                                      -------------------------------
                                      Name
                                           --------------------------
                                      Title
                                           --------------------------

                                   EXHIBIT E-2

                                    TERM NOTE

U.S.$                                                                  , 19
     ----------                                               ---------    --

     FOR VALUE RECEIVED, the undersigned, FOUNTAIN VIEW, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of _________________ (the "Bank") at the principal office of Bank of Montreal, as Agent, in Chicago, Illinois, in immediately available funds, the principal sum of ____________________ Dollars ($________) or, if less, the aggregate unpaid principal amount of the Mortgage Refinancing Loan made or maintained by the Bank to the Borrower pursuant to the Credit Agreement, in the amounts called for by
Section 1.8(c) of the Credit Agreement, together with interest on the principal amount of such Mortgage Refinancing Loan from time to time outstanding hereunder at the rates, and payable in the manner and on the dates, specified in the Credit Agreement, except that all principal and interest not sooner paid on the Mortgage Refinancing Loan evidenced hereby shall be due and payable on April 17, 2004, the final maturity date hereof.

     The Bank shall record on its books or records or on a schedule attached to this Note, which is a part hereof, the Mortgage Refinancing Loan made or maintained by it pursuant to the Credit Agreement, together with all payments of principal and interest and the principal balances from time to time outstanding hereon, whether the Mortgage Refinancing Loan is a Base Rate Loan or a Eurodollar Loan, the interest rate and Interest Period applicable thereto, provided that prior to the transfer of this Note all such amounts shall be recorded on a schedule attached to this Note. The record thereof, whether shown on such books or records or on a schedule to this Note, shall be prima facie evidence of the same, provided, however, that the failure of the Bank to record any of the foregoing or any error in any such record shall not limit or otherwise affect the obligation of the Borrower to repay the Mortgage Refinancing Loan made to it pursuant to the Credit Agreement together with accrued interest thereon.

     This Note is one of the Term Notes referred to in the Credit Agreement dated as of April 16, 1998, among the Borrower, Bank of Montreal, as Agent, and the Banks party thereto (the "Credit Agreement"), and this Note and the holder hereof are entitled to all the benefits and security provided for thereby or referred to therein, to which Credit Agreement reference is hereby made for a statement thereof. All defined terms used in this Note, except terms otherwise defined herein, shall have the same meaning as in the Credit Agreement. This Note shall be governed by and construed in accordance with the internal laws of the State of Illinois.

     Voluntary prepayments may be made hereon, certain prepayments are required to be made hereon, and this Note may be declared due prior to the expressed maturity hereof (in each case without premium or penalty except as otherwise set forth in the Credit Agreement), all in the events, on the terms and in the manner as provided for in the Credit Agreement.

     The Borrower hereby waives demand, presentment, protest or notice of any kind hereunder.

                                     FOUNTAIN VIEW, INC.


                                     By
                                       --------------------------
                                       Name
                                           ----------------------
                                       Title
                                            ---------------------



                                      -2-